UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2001

BROWN & BROWN, INC. (Exact name of registrant as specified in its charter)

FLORIDA	0-7201	59-0864469
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

220 S. Ridgewood Ave., Daytona Beach, Fl	32114
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

ITEM 5. Other Events.

On December 14, 2001, Brown & Brown, Inc., a Florida corporation, issued the press release attached hereto as Exhibit 99 and incorporated by reference herein.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99 Press Release, dated December 14, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROWN & BROWN, INC.
(Registrant)

/S/ CORY T. WALKER
Date: December 19, 2001
Cory T. Walker, Vice President,

Chief Financial Officer and

Treasurer
(Signature)